SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2013
FIDELITY SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 001-34981	No. 58-1416811
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(404) 639-6500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
There were four matters submitted to a vote of security holders at Fidelity’s annual meeting of shareholders held on April 25, 2013.
There were 14,845,688 shares of Common Stock of Fidelity eligible to be voted at the Annual Meeting and 12,382,242 shares were represented at the meeting by the holders thereof, which constituted a quorum. The first proposal was the election of nine directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The shareholders approved each of the nine nominees. The number of votes for the election of the directors was as follows:

Director	Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
David R. Bockel	10,379,473	649,038	2,306	1,351,425
W. Millard Choate	9,930,163	1,098,348	2,306	1,351,425
Donald A. Harp, Jr.	10,381,364	643,086	6,367	1,351,425
Kevin S. King	10,364,661	653,039	13,117	1,351,425
William C. Lankford, Jr.	10,378,963	638,057	13,797	1,351,425
James B. Miller, Jr.	10,379,966	648,886	1,965	1,351,425
H. Palmer Proctor, Jr.	10,402,072	626,556	2,189	1,351,425
W. Clyde Shepherd, III	10,408,129	620,096	2,592	1,351,425
Rankin M. Smith, Jr.	10,362,365	661,734	6,718	1,351,425
The second proposal was for the ratification of appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The shareholders ratified the appointment of Ernst & Young. The number of votes for the ratification of Ernst and Young was as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
12,321,546	49,143	11,553	—
The third proposal was a non-binding advisory vote on the compensation of its “Named Executive Officers” as described in the proxy statement. This proposal gave Fidelity’s shareholders the opportunity to endorse or not endorse executive compensation and policies. The shareholders approved this proposal. The number of votes for the proposal endorsing the compensation was as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
10,827,344	83,104	120,369	1,351,425
The fourth proposal was a non-binding advisory vote on the frequency of future advisory votes on executive compensation. The number of votes for the frequency of future advisory votes on executive compensation was as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non Votes
10,157,071	58,972	678,463	136,311	1,351,425
Based on the Board of Directors' recommendation in the Proxy Statement and the voting results in the fourth proposal, the Company has adopted a policy to hold the advisory vote on compensation paid to our named executive officers each year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer
May 1, 2013